EX- 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Funds (the “Registrant”), certify that:

1.	The Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund’s periodic report on Form N-CSR for the period ended November 30, 2012 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund.

Date:	February 7, 2013	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

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EX- 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Randal Rein, Treasurer/Chief Financial and Accounting Officer of Northern Funds (the “Registrant”), certify that:

1.	The Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund’s periodic report on Form N-CSR for the period ended November 30, 2012 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund.

Date:	February 7, 2013	/s/ Randal Rein
Randal Rein, Treasurer
(Chief Financial and Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

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